UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 15, 2013
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
Renewal of $5.0 Million Working Capital Loan Agreement
On January 15, 2013, The Goldfield Corporation (the “Company”), and Branch Banking & Trust Company (“BB&T”) entered into a loan renewal of a $5,000,000 Loan Agreement (the “Working Capital Loan”) entered into by the parties on August 26, 2005 and either modified or renewed on March 14, 2006, August 26, 2006, September 27, 2007, November 25, 2008, December 29, 2009, February 22, 2011, January 4, 2012, April 17, 2012, July 16, 2012, and again on September 17, 2012, which was due and payable in full on January 16, 2013. There were no borrowings outstanding under the Working Capital Loan as of January 15, 2013. Pursuant to the loan renewal the Working Capital Loan will mature and all amounts due thereunder will be due and payable in full on January 16, 2014, unless extended by BB&T at its discretion. The Working Capital Loan provides the Company with a line of credit to be used for working capital, capital expenditures and general corporate purposes. The Company’s wholly owned subsidiaries, Southeast Power Corporation (“Southeast Power”), Bayswater Development Corporation (“Bayswater”), and Pineapple House of Brevard, Inc. (“Pineapple House”), agreed to guarantee the Company’s obligations under any and all notes, draft, debts, obligations and liabilities or agreements evidencing any such indebtedness, obligations or liability including all renewals, extensions and modifications thereof.
Pursuant to the loan renewal described above (the “Loan Renewal”), until the Working Capital Loan matures, the Company must make monthly payments of interest to BB&T in arrears at interest rates determined and upon the terms and conditions as set forth in the Loan Renewal. Advances under the Loan Renewal will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Loan Renewal) plus 2.50%, which will be adjusted monthly and subject to a maximum rate of 24.00%. In addition, within the Working Capital Loan Financial Covenants Section V, the paragraph beginning Tangible Net Worth was deleted and replaced to modify the minimum tangible net worth threshold. The minimum tangible net worth threshold was $12.5 million, plus annual increases of 50% of the positive net income for each fiscal year commencing with the fiscal year ended December 31, 2012, and was changed to $18.0 million, beginning with the Company’s fiscal year ending December 31, 2012. All of the terms of the Working Capital Loan and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011, January 9, 2012, April 24, 2012, July 20, 2012 and September 21, 2012.
The foregoing description of the Loan Renewal does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Renewal Promissory Note and the Addendum to Renewal Promissory Note filed as Exhibit 10-1 and Exhibit 10-2, respectively, to this Current Report on Form 8-K, and to the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011, January 9, 2012, April 24, 2012, July 20, 2012 and September 21, 2012 and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.
Modification of Southeast Power $1.5 Million Loan Agreement
On January 15, 2013, Southeast Power, Bayswater, Pineapple House, and the Company, and BB&T entered into an Addendum to the Loan Agreement to effect a modification to the loan agreement entered into by the parties on April 17, 2012, and modified on July 16, 2012, and September 17, 2012, (the “Southeast Power $1.5 Million Loan Agreement”), which is due and payable in full on October 17, 2016. The maximum principal amount of the loan is $1.5 million. Borrowings outstanding under the Southeast Power $1.5 Million Loan Agreement were $1.4 million as of January 15, 2013.
Pursuant to the Addendum to the Loan Agreement, the Financial Covenants Section V, the paragraph beginning Tangible Net Worth, was deleted and replaced to modify the minimum tangible net worth threshold from $12.5 million, plus annual increases of 50% of the positive net income for each fiscal year, commencing with the fiscal year ended December 31, 2012, to $18.0 million, beginning with the Company’s fiscal year ending December 31, 2012. All of the other terms of the Southeast Power $1.5 Million Loan Agreement and related ancillary agreements remain unchanged and are described in the Company’s Current Report on Form 8-K filed on April 24, 2012, July 20, 2012 and September 21, 2012.
The foregoing description of the Addendum to the Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to the Loan Agreement filed as Exhibit 10-5 to this Current Report on Form 8-K, and to the description of the Southeast Power $1.5 Million Loan Agreement in the Company’s Current Report on Form 8-K filed on April 24, 2012, July 20, 2012 and September 21, 2012 and the related exhibits thereto, with each of the foregoing incorporated herein by reference.
Modification of Southeast Power $4.25 Million Loan Agreement
On January 15, 2013, Southeast Power, Bayswater, Pineapple House, and the Company, and BB&T entered into an Addendum to the Loan Agreement to effect a modification to the loan agreement entered into by the parties on September 17, 2012 (the “Southeast Power $4.25 Million Loan Agreement”), which is due and payable in full on September 19, 2016. The maximum principal amount of the loan is $4.25 million. Borrowings outstanding under the Southeast Power $4.25 Million Loan Agreement were $4.25 million as of January 15, 2013.
Pursuant to the Addendum to the Loan Agreement, the Financial Covenants Section V, the paragraph beginning Tangible Net Worth, was deleted and replaced to modify the minimum tangible net worth threshold from $12.5 million, plus annual increases of 50% of the positive net income for each fiscal year, commencing with the fiscal year ended December 31, 2012, to $18.0 million, beginning with the Company’s fiscal year ending December 31, 2012. All of the other terms of the Southeast Power $4.25 Million Loan Agreement and related ancillary agreements remain unchanged and are described in the Company’s Current Reports on Form 8-K filed on September 21, 2012.
The foregoing description of the Addendum to the Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to the Loan Agreement filed as Exhibit 10-6 to this Current Report on Form 8-K, and to the description of the Southeast Power $4.25 Million Loan Agreement in the Company’s Current Reports on Form 8-K filed on September 21, 2012, and the related exhibits thereto, with each of the foregoing incorporated herein by reference.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth, and the exhibits identified, in Item 1.01 are incorporated by reference.
Item 9.01.    Financial Statements and Exhibits.
Exhibit        Description of Exhibit
10-1        Renewal Promissory Note dated January 15, 2013
10-2        Addendum to Renewal Promissory Note dated January 15, 2013
10-3        Loan Agreement dated January 15, 2013
10-4        Guaranty Agreement dated January 15, 2013

10-5	Addendum to the Loan Agreement dated January 15, 2013 relating to Southeast Power $1.5 Million Loan Agreement

10-6	Addendum to the Loan Agreement dated January 15, 2013 relating to Southeast Power $4.25 Million Loan Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 22, 2013

THE GOLDFIELD CORPORATION

By: /s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX
Exhibit         Description of Exhibit

10-1    Renewal Promissory Note dated January 15, 2013
10-2    Addendum to Renewal Promissory Note dated January 15, 2013
10-3    Loan Agreement dated January 15, 2013
10-4    Guaranty Agreement dated January 15, 2013

10-5	Addendum to the Loan Agreement dated January 15, 2013 relating to Southeast Power $1.5 Million Loan Agreement

10-6	Addendum to the Loan Agreement dated January 15, 2013 relating to Southeast Power $4.25 Million Loan Agreement